Exhibit 99.1

THQ, WWE® and JAKKS Pacific Announce Settlement of Long-Standing Litigation

Separately, THQ and WWE Announce New Direct Eight-Year Video Game License

AGOURA HILLS, Calif. & MALIBU, Calif. & STAMFORD, Conn.--(BUSINESS WIRE)--December 22, 2009--THQ Inc. (NASDAQ: THQI), World Wrestling Entertainment, Inc. (NYSE:WWE) and JAKKS Pacific, Inc. (NASDAQ: JAKK) today announced that they have reached settlement agreements with respect to the WWE® video game and toy licenses and the THQ/JAKKS Pacific LLC joint venture.

Under the three-party settlement, all claims are withdrawn and all litigation ended among the parties without any party admitting any wrongdoing.

As part of the resolution of these matters, THQ will pay WWE $13.2 million. In addition, THQ has entered into a new eight-year video game license directly with WWE commencing January 1, 2010, which is three years longer than the renewal term under the previous arrangement between WWE and the THQ/JAKKS Pacific LLC joint venture. Information regarding the new license agreement, announced separately today, may be accessed at http://investor.thq.com/phoenix.zhtml?c=96376&p=irol-news&nyo=0.

In addition to its preferred return payment to JAKKS for the period ending December 31, 2009, THQ will pay JAKKS Pacific $20 million over the next four years, with payments of $6 million due June 2010 and June 2011, and payments of $4 million due June 2012 and June 2013, and the THQ/JAKKS Pacific LLC joint venture will terminate effective December 31, 2009.

About World Wrestling Entertainment, Inc.

World Wrestling Entertainment, Inc., a publicly traded company (NYSE: WWE), is an integrated media organization and recognized leader in global entertainment. The company consists of a portfolio of businesses that create and deliver original content 52 weeks a year to a global audience. WWE is committed to family-friendly, PG content across all of its platforms including television programming, pay-per-view, digital media and publishing. WWE programming is broadcast in more than 145 countries and 30 languages and reaches more than 500 million homes worldwide. The company is headquartered in Stamford, Conn., with offices in New York, Los Angeles, Chicago, London, Shanghai, Tokyo, Toronto and Sydney.

Additional information on World Wrestling Entertainment, Inc. (NYSE: WWE) can be found at corporate.wwe.com.

About THQ Inc.

THQ Inc. (NASDAQ: THQI) is a leading worldwide developer and publisher of interactive entertainment software. The company develops its products for all popular game systems, personal computers and wireless devices. Headquartered in Los Angeles County, California, THQ sells product through its global network of offices located throughout North America, Europe and Asia Pacific. More information about THQ and its products may be found at www.thq.com. THQ and the THQ logo are trademarks and/or registered trademarks of THQ Inc.

About JAKKS Pacific, Inc.

JAKKS Pacific, Inc. (NASDAQ: JAKK) is a leading designer and marketer of toys and consumer products, with a wide range of products that feature some of the most popular children's toy licenses in the world. JAKKS’ diverse portfolio includes Action Figures, Art Activity Kits, Stationery, Writing Instruments, Performance Kites, Water Toys, Sports Activity Toys, Vehicles, Infant/Pre-School, Plush, Construction Toys, Electronics, Dolls, Dress-Up, Role Play, and Pet Toys and Accessories, sold under various proprietary brands including JAKKS Pacific®, Play Along®, Flying Colors®, Creative Designs International™, Road Champs®, Child Guidance®, Pentech®, Funnoodle®, Go Fly a Kite®, Color Workshop®, JAKKS Pets®, EyeClops®, Plug It In & Play TV Games™, Girl Gourmet®, Kids Only®, Tollytots® and Disguise. JAKKS is an award-winning licensee of several hundred nationally and internationally known trademarks including Disney®, Nickelodeon®, Warner Bros.®, World Wrestling Entertainment®, Ultimate Fighting Championship®, Graco® and Cabbage Patch Kids. JAKKS and THQ Inc. participate in a joint venture that has worldwide rights to publish and market World Wrestling Entertainment video games. For further information, visit www.jakks.com.

Caution Concerning Forward-Looking Statements about WWE

Forward-Looking Statements: This news release contains forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, which are subject to various risks and uncertainties. These risks and uncertainties include the conditions of the markets for live events, broadcast television, cable television, pay-per-view, Internet, entertainment, professional sports, and licensed merchandise; acceptance of the Company's brands, media and merchandise within those markets; uncertainties relating to litigation; risks associated with producing live events both domestically and internationally; uncertainties associated with international markets; risks relating to maintaining and renewing key agreements, including television distribution agreements; and other risks and factors set forth from time to time in Company filings with the Securities and Exchange Commission. Actual results could differ materially from those currently expected or anticipated. In addition to these risks and uncertainties, our dividend is based on a number of factors, including our liquidity and historical and projected cash flow, strategic plan, our financial results and condition, contractual and legal restrictions on the payment of dividends and such other factors as our board of directors may consider relevant.

Trademarks: All WWE programming, talent names, images, likenesses, slogans, wrestling moves, trademarks, copyrights and logos are the exclusive property of World Wrestling Entertainment, Inc. and its subsidiaries. All other trademarks, logos and copyrights are the property of their respective owners.

Caution Concerning Forward-Looking Statements about THQ

The statements contained in this press release that are not historical facts may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the business of THQ Inc. and its subsidiaries (collectively referred to as “THQ”), including, but not limited to, expectations and projections related to the settlement agreements between THQ and WWE and between THQ and JAKKS, and the new video game license between THQ and WWE, and are based upon management’s current beliefs and certain assumptions made by management. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, business, competitive, economic, legal, political and technological factors affecting our industry, operations, markets, products or pricing. Readers should carefully review the risk factors and the information that could materially affect THQ’s financial results, described in other documents that THQ files from time to time with the Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the fiscal period ended March 31, 2009, and particularly the discussion of risk factors set forth therein. Unless otherwise required by law, THQ disclaims any obligation to update its view on any such risks or uncertainties or to revise or publicly release the results of any revision to these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Caution Concerning Forward-Looking Statements about JAKKS

This press release may contain forward–looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS Pacific's business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS' products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, and difficulties with integrating acquired businesses. The forward-looking statements contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this release.

CONTACT:
THQ/Investor Relations
Julie MacMedan, 818/871-5125
investor@thq.com
or
JAKKS Pacific/Media Relations
Genna Rosenberg, 310/455-6235
gennar@jakks.net
or
WWE/Corporate Communications
Sarah Bruckner, 203/406-3632
sarah.bruckner@wwecorp.com
or
WWE/Investor Relations
Michael Weitz, 203/352-8641
michael.weitz@wwecorp.com